UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-05831
                                                     ---------

                         The Primary Income Funds, Inc.

                             700 North Water Street
                              Milwaukee, WI  53202
                              --------------------
                    (Address of principal executive offices)

                     Arnold Investment Counsel Incorporated
                             700 North Water Street
                              Milwaukee, WI  53202
                              --------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (414) 271-2726
                                                           --------------
Date of fiscal year end: June 30
                         -------

Date of reporting period: June 30, 2006
                          -------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

(THE PRIMARY TREND FUNDS LOGO)

                                                                   ANNUAL REPORT

                                                                     THE PRIMARY
                                                                      TREND FUND

                                                                     THE PRIMARY
                                                                     INCOME FUND

                                                            MILWAUKEE, WISCONSIN
                                                                   JUNE 30, 2006

MESSAGE TO SHAREHOLDERS...

     "We are not bearish by any means. In fact, we expect a changing of the guard in 2006, which stands to benefit the big blue-chip stocks at the expense of the smaller-to-mid-size companies. However, when the herd's mentality throws caution to the wind, it is often prudent to adopt a more guarded stance _ we believe that 2006 will test Mr. Bernanke's skills as Fed Chief, and that hiccups in the hedge fund industry will test the patience of this stock market."

                                         THE PRIMARY TREND FUNDS
                                         December 31, 2005 - Semiannual Report

  As is typical, the stock market rarely does what the majority expects - and sometimes, sometimes, it doesn't do what we expect either. We still predict that calendar year 2006 will be a year of transition. Thus far in the first half, we have gotten hints of this transitional phase. But the leadership still squarely lies in the lap of the small-to-mid-cap stocks - at least by virtue of their performance numbers. Over the last 12 months ended 6/30/06, the Standard & Poor's SmallCap 600(R) Index returned +13.90% and the Standard & Poor's MidCap 400(R) Index returned +12.97%. The larger cap Standard & Poor's 500(R) Index lagged with a total return of +8.62%.

  However, over the past few months, some cracks have appeared in the stock market in general and the small-to-mid-cap sectors in particular. During the stock market's recent correction off of its recovery highs made in early May, the large-cap S&P 500(R) Index has declined only 7.9%. The S&P SmallCap 600(R) Index and the S&P MidCap 400(R) Index, though, have both given back all of their 2006 gains by falling 13.6% and 13.4%, respectively. The fact that volatility has become commonplace in these second-tier stocks and that they've led the charge on the downside leads us to believe that the leadership transition to the more defensive, large-cap names is beginning to flex its muscles and should become more apparent over the next few months.

  For the 12 months ended 6/30/06, the Primary Trend Funds generated the following total returns for their shareholders:

                    THE PRIMARY TREND FUND                +6.26%
                    THE PRIMARY INCOME FUND               +3.21%

THE PRIMARY TREND FUND
----------------------

  The dominant theme within the Primary Trend Fund portfolio continues to be the major emphasis on big drug companies. This has been a drag on portfolio returns in recent history, but we are not discouraged. Our appetite for the Health Care sector continues to grow as these companies' stocks become cheaper and cheaper on both an absolute and relative basis. With 19.3% of the portfolio invested in the Health Care sector as of 6/30/06, this is by far the greatest sector concentration for the Primary Trend Fund and is considerably greater than the S&P 500(R) Composite's weighting of 12.9%. This overweight combined with the drug sector's lackluster performance during the past 12 months certainly hindered the Fund's returns. Recently, however, drug stocks have shown some relative strength, especially during the stock market's downdrafts, and the tide could finally be turning for your Fund's undervalued pharmaceutical holdings (Abbott Labs, Bristol-Myers Squibb, Johnson & Johnson, Eli Lilly, Pfizer and Schering-Plough).

  The Consumer Discretionary sector (at 13.8%) has the second-largest weighting in the Primary Trend Fund. Our emphasis has been media/entertainment stocks (Tribune, Marcus Corp. and News Corp.) and the restaurant industry (Darden and McDonald's). New portfolio positions were added in a down-and-out local company, Journal Communications, and regional casual-dining chain Famous Dave's. While a slower economic outlook will affect earnings growth in this sector, the undervaluations in the stocks we own should provide a bastion of opportunity.

MESSAGE TO SHAREHOLDERS...(continued)

  Our negative view towards the Information Technology sector continues to guide our minimal exposure to these stocks. While it has increased over the last year, the Primary Trend Fund still only has 6.4% of its assets invested in the Information Technology sector (AT&T and Microsoft) versus a rather large 17.5% commitment for the S&P 500(R) Index. This underweighting has neither benefited nor hurt the Fund thus far. The NASDAQ Composite (a popular proxy for technology stocks) has been mired in a secular bear market since the tech bubble burst in 2000. Its relentless downside momentum during the stock market's bouts of weakness this year confirms our suspicions that technology stocks are still in weak hands. We do not envision tech exposure changing much for the Primary Trend Fund over the course of the next year.

  The Energy sector continued its red-hot performance over the past year. Our profit taking was premature and underweighting (6.5% of assets) the Fund in the stock market's best-performing sector proved costly, in the short term.

  Rising interest rates are still a thorn in the side of this market and the major reason why we have limited exposure (9.5% of the portfolio) to the Financial sector. This is a drastic departure from the S&P 500(R) Index's representation of 21.8% in financials, by far the popular benchmark's greatest concentration in any one sector. While our sideline cash of 12.4% of the portfolio has benefited from rising short-term interest rates (better yields), long-term bonds (of which we have zero exposure) have taken the brunt of the damage: 30-year Treasury bonds posted a total return loss of 10.8% over the
                                                      ----
past 12 months. We foresee our cash position being whittled away as buying opportunities present themselves.

THE PRIMARY INCOME FUND
-----------------------

  Utilities didn't quite supply the same fireworks this year as they did last year when they exploded for nearly 38%. The S&P GICS(R) Utility Index posted a total return of +5.91% for the 12 months ended 6/30/06, lagging the S&P 500(R) Composite's total return of +8.62% for the same timeframe. The Primary Income Fund, with its heavy exposure to the underperforming Utility sector (28.3% of total assets), lagged both of its benchmarks. However, our long-term investment philosophy for the Fund advocates investment in utility securities not for capital appreciation alone, but for the above-average dividend yields and defensive characteristics that these equities have to offer. In the current climate, these utility securities may prove to be anchors in a storm.

  As with the Primary Trend Fund, the Primary Income Fund has an overweighted position in the Health Care sector (18.4% of assets). Poor performance by drug stocks over the last couple of years has certainly been an albatross on the Primary Income Fund portfolio. However, as we've mentioned, big pharmaceutical stocks have been showing some life recently and their cheap valuations make them one of the few bargains in today's equity environment.

  As of 6/30/06, the Primary Income Fund portfolio had a mere 7.4% of assets invested in fixed-income securities, with all of the exposure residing in intermediate notes due to mature in less than two years. Our focus on shorter-term maturities has been a smart move over the last couple of years - we have avoided the damage incurred by the longer maturity bonds. The specter of inflation and the Fed's efforts to keep inflation at bay have resulted in 17 rate increases since mid-1994. And when rates rise, bond prices fall. Over the last year, 30-year Treasury bonds and 10-year Treasury notes posted poor total returns of -10.76% and -5.02%, respectively. With the upward shift in the yield curve, we will be redeploying Fund assets into longer maturity bonds, trying to capture the more attractive yields as well as some capital appreciation as bond prices potentially rally. We will utilize the 3.4% cash position as well as proceeds from profit-taking in equities to make this shift.

CRACKS IN THE SURFACE
---------------------

  It seems so long ago that stocks were mired in a bear market and investors were hesitant to embrace the long-term virtues of stock investing. Since the bottom in early 2003, the S&P 500(R) Composite and the Dow Jones Industrial

MESSAGE TO SHAREHOLDERS...(continued)

Average have risen 66% and 53%, respectively. However, some cracks seem to be developing in the market's foundation.

  From an economic standpoint, the U.S. is still rather ebullient and earnings growth in the S&P 500(R) component companies has been in the low double digits - certainly nothing to complain about. But the sustained rise in the price of crude oil to over $70 per barrel is starting to put a cost strain on a number of sectors. Inflation is one by-product and a definite concern for this market. While the oil industry is gushing with a windfall of profits and cash flow, it is also important to note that the Energy sector is historically the final beneficiary of both an economic cycle and bull market cycle. The fact that oil
                                      ---
stocks have been leaders and are now faltering, even in the face of record high oil prices, could spell trouble for the rest of the stock market.

  The prime culprit for our concern at this stage of the bull run is rising interest rates. The Federal Reserve has jacked up short rates from a low of 1% in June 2004 to recent levels of 5.25%, with an expected 18th consecutive boost in August to 5.50%. Historically, a rising interest-rate environment often kills off both an existing economic expansion as well as any cyclical bull market in stocks. Wall Street even has a name for this phenomenon - the "Three Steps and Stumble" rule, where three or more consecutive hikes in the discount rate causes a stumble in stock prices.

  Technically, the jump in interest rates already seems to be exacting its influence on the small- and mid-cap segments of the stock market. As the main leadership since the cyclical bull market began three years ago, it is discouraging to see both the S&P SmallCap 600(R) Index and the S&P MidCap 400(R) Index weaken dramatically in 2006. However, as card-carrying large-cap value investors, we welcome this shift in leadership because the Funds' portfolios and, hence, you as shareholders, stand to benefit as large-cap stocks outperform, and outperform for what we anticipate to be quite a few years.

  There are two wildcards that currently have the potential to create some problems, or at a minimum, manufacture some fear (whether justified or not).
The elevated interest-rate environment and its accompanying inverted yield curve have already stifled the Housing sector and more pain is yet to come. But more importantly, the multi-trillion dollar hedge fund industry may be exposed to uncalculated risks that could surface if the bond market experiences some tremors.

  We are presently in a much more defensive mode than we have been recently, but fully expect to capitalize on undervalued opportunities as we roll into 2007. Our overweighted position in big drug stocks as well as the stock market's general shift toward large-cap should bode well for our shareholders in the Primary Trend Fund and the Primary Income Fund.

  While risks do exist, we believe our long-term investment philosophy will minimize those risks while at the same time positioning our shareholders to take advantage of the next bull market. All of us at Arnold Investment Counsel appreciate the continued trust you bestow upon us and are excited for 2006-07.

  Sincerely,

  /s/Lilli Gust                              /s/Barry S. Arnold
  Lilli Gust                                 Barry S. Arnold
  President                                  Vice President
                                             Chief Investment Officer

EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended June 30, 2006

As a shareholder of the Primary Trend Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.


                                           Primary Trend Fund                                 Primary Income Fund
                                -----------------------------------------          -------------------------------------------
                                                                Expenses                                             Expenses
                               Beginning       Ending         paid during         Beginning         Ending         paid during
                                account        account           period            account          account           period
                                 value          value           1/1/06-             value            value           1/1/06-
                                1/1/06         6/30/06        6/30/061<F1>         1/1/06           6/30/06        6/30/061<F1>
                                ------         -------        ------------         ------           -------        ------------
Actual                         $1,000.00      $1,047.00          $7.77       $1,000.00          $1,028.60          $5.03
Hypothetical (5% return
  before expenses)              1,000.00       1,017.15           7.65        1,000.00           1,020.04           5.01


1<F1> Expenses are equal to the Funds' annualized expense ratios (1.53% for the Trend Fund and 1.00% for the Income Fund), multiplied by the average account value over the period, and multiplied by 0.4959 (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS
June 30, 2006
                             THE PRIMARY TREND FUND


          MARKET
          SHARES                                                                                   COST                 VALUE
          ------                                                                                   ----                 -----
                      COMMON STOCKS      83.7%
           12,000     Abbott Laboratories (Pharmaceuticals)                                   $   429,354           $   523,320
            9,000     Allstate Corp. (Insurance)                                                  268,976               492,570
           15,000     Anheuser-Busch Companies, Inc. (Beverages)                                  498,505               683,850
           13,333     Aqua America, Inc. (Water Utilities)                                        250,312               303,859
           15,000     AT&T, Inc. (Diversified Telecommunications)                                 360,250               418,350
            6,998     BP plc (Oil, Gas & Consumable Fuels)                                        143,640               487,131
           25,000     Bristol-Myers Squibb Co. (Pharmaceuticals)                                  610,745               646,500
           10,000     Campbell Soup Co. (Food Products)                                           299,630               371,100
           12,000     Chubb Corp. (Insurance)                                                     327,730               598,800
           10,000     Coca-Cola Co. (Beverages)                                                   418,660               430,200
            9,000     Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)                    204,820               354,600
           14,000     Du Pont (E.I.) de Nemours & Co. (Chemicals)                                 585,106               582,400
            7,000     Eli Lilly & Co. (Pharmaceuticals)                                           383,450               386,890
           10,000     Famous Dave's Of America, Inc. (Hotels, Restaurants & Leisure)*<F2>         129,617               133,000
           23,000     General Electric Co. (Industrial Conglomerates)                             668,649               758,080
           10,000     General Mills, Inc. (Food Products)                                         452,291               516,600
            7,000     Johnson & Johnson (Pharmaceuticals)                                         299,250               419,440
           10,000     Journal Communication, Inc. (Media)                                         118,438               112,400
           16,000     Marcus Corp. (Hotels, Restaurants & Leisure)                                305,196               334,080
           11,000     McDonald's Corp. (Hotels, Restaurants & Leisure)                            220,071               369,600
           28,000     Microsoft Corp. (Software)                                                  738,458               652,400
           20,000     News Corp. - Class B (Media)                                                302,950               403,600
            6,000     Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)                    121,944               615,300
            8,000     PartnerRe Ltd. (Insurance)                                                  266,855               512,400
           30,000     Pfizer, Inc. (Pharmaceuticals)                                              725,809               704,100
           30,000     Schering-Plough Corp. (Pharmaceuticals)                                     520,799               570,900
           19,000     Tribune Co. (Media)                                                         645,025               616,170
           11,160     United Technologies Corp. (Aerospace & Defense)                             231,525               707,767
           15,000     Waste Management, Inc. (Commercial Services & Supplies)                     440,199               538,200
           12,000     Wausau Paper Corp. (Paper & Forest Products)                                152,962               149,400
                                                                                              -----------           -----------
                              Total Common Stocks                                              11,121,216            14,393,007
                                                                                              -----------           -----------

                                       (continued)

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2006
                             THE PRIMARY TREND FUND (continued)

         PRINCIPAL
           AMOUNT
           ------
                      BONDS AND NOTES      2.2%
                      CORPORATE BOND
         $400,000     Alabama Power Co., 3.125%, due 5/1/08                                       397,556               382,561
                                                                                              -----------           -----------
                              Total Bonds and Notes                                               397,556               382,561
                                                                                              -----------           -----------
                              Total Long-Term Investments                                      11,518,772            14,775,568
                                                                                              -----------           -----------
                      SHORT-TERM INVESTMENTS      12.1%
                      VARIABLE RATE DEMAND NOTES
        2,071,211     US Bank, N.A., 5.10%                                                      2,071,211             2,071,211
           19,280     American Family Insurance Co., 4.81%                                         19,280                19,280
               53     Wisconsin Corporate Central Credit Union, 5.02%                                  53                    53
                                                                                              -----------           -----------
                              Total Short-Term Investments                                      2,090,544             2,090,544
                                                                                              -----------           -----------
                      TOTAL INVESTMENTS      98.0%                                            $13,609,316            16,866,112
                                                                                              -----------
                                                                                              -----------
                      Other Assets less Liabilities      2.0%                                                           335,510
                                                                                                                    -----------
                      NET ASSETS      100.0%                                                                        $17,201,622
                                                                                                                    -----------
                                                                                                                    -----------

*<F2>     Non-income producing

SUMMARY OF INVESTMENTS BY SECTOR

                               PERCENT OF
SECTOR                    INVESTMENT SECURITIES
------                    ---------------------
Health Care                        19.3%
Consumer Discretionary             13.8%
Short-term (cash)                  12.4%
Industrials                        11.9%
Consumer Staples                   11.8%
Financials                          9.5%
Energy                              6.5%
Materials                           4.3%
Utilities                           4.1%
Information Technology              3.9%
Telcom Services                     2.5%
                                  ------
Total Investments                 100.0%

TOP TEN EQUITY HOLDINGS
                                PERCENT OF
SECURITY                   INVESTMENT SECURITIES
--------                   ---------------------
General Electric Co.                4.5%
United Technologies Corp.           4.2%
Pfizer, Inc.                        4.2%
Anheuser-Busch Companies, Inc.      4.1%
Microsoft Corp.                     3.9%
Bristol-Myers Squibb Co.            3.8%
Tribune Co.                         3.7%
Occidental Petroleum Corp.          3.6%
Chubb Corp.                         3.6%
Du Pont (E.I.) de Nemours & Co.     3.5%
                                   -----
Total                              39.1%

                       See notes to financial statements.

PORTFOLIO OF INVESTMENTS
June 30, 2006

                            THE PRIMARY INCOME FUND

        MARKET
        SHARES                                                                                    COST                VALUE
        ------                                                                                    ----                -----
                    COMMON STOCKS      87.9%
          3,000     Abbott Laboratories (Pharmaceuticals)                                      $  115,209          $  130,830
          2,000     Allstate Corp. (Insurance)                                                     77,685             109,460
          3,000     American States Water Co. (Water Utilities)                                    82,662             106,950
          3,000     Anheuser-Busch Companies, Inc. (Beverages)                                    105,242             136,770
          1,637     Apartment Investment & Management Co.
                      (Real Estate Investment Trust)                                               23,363              71,128
          4,000     Aqua America, Inc. (Water Utilities)                                           73,559              91,160
          6,000     AT&T, Inc. (Diversified Telecommunications)                                   142,370             167,340
          1,600     BP plc (Oil, Gas & Consumable Fuels)                                           43,379             111,376
          4,000     Bristol-Myers Squibb Co. (Pharmaceuticals)                                    102,832             103,440
          2,000     Chubb Corp. (Insurance)                                                        54,455              99,800
          3,000     DPL, Inc. (Electric Utilities)                                                 31,788              80,400
          2,691     DTE Energy Co. (Utilities)                                                    115,541             109,631
          3,000     Du Pont (E.I.) de Nemours & Co. (Chemicals)                                   129,960             124,800
          1,000     Eli Lilly & Co. (Pharmaceuticals)                                              54,450              55,270
          5,000     General Electric Co. (Industrial Conglomerates)                               146,280             164,800
          2,000     Marcus Corp. (Hotels, Restaurants & Leisure)                                   38,351              41,760
          3,000     McDonald's Corp. (Hotels, Restaurants & Leisure)                               61,307             100,800
          5,000     Microsoft Corp. (Software)                                                    134,812             116,500
          4,000     Middlesex Water Co. (Water Utilities)                                          81,100              75,680
          1,000     Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)                       21,725             102,550
          4,000     Otter Tail Corp. (Electric Utilities)                                         107,345             109,320
          7,000     Pfizer, Inc. (Pharmaceuticals)                                                180,456             164,290
          7,000     Schering-Plough Corp. (Pharmaceuticals)                                       118,890             133,210
          3,000     Sempra Energy (Utilities)                                                      46,771             136,440
          3,000     The Southern Co. (Electric Utilities)                                          85,890              96,150
          5,000     Tribune Co. (Media)                                                           198,511             162,150
          2,000     US Bancorp (Commercial Banks)                                                  56,660              61,760
          3,000     Vectren Corp. (Utilities)                                                      64,302              81,750
          2,000     Verizon Communications, Inc. (Diversified Telecommunications)                  63,280              66,980
          3,000     Waste Management, Inc. (Commercial Services & Supplies)                        89,880             107,640
          3,000     Wisconsin Energy Corp. (Utilities)                                             74,563             120,900
          3,000     Wyeth (Pharmaceuticals)                                                       133,680             133,230
                                                                                               ----------          ----------
                              Total Common Stocks                                               2,856,298           3,474,265
                                                                                               ----------          ----------

                                       (continued)

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2006

                            THE PRIMARY INCOME FUND (continued)
      PRINCIPAL
        AMOUNT
        ------
                    BONDS AND NOTES      7.4%
                    CORPORATE BONDS
       $100,000     Alabama Power Co., 3.125%, due 5/1/08                                          99,355              95,640
        150,000     General Electric Capital Corp., variable, due 6/11/08                         150,000             148,550
         50,000     Federal Home Loan, 2.65%, 8/10/06                                              49,940              49,858
                                                                                               ----------          ----------
                              Total Bonds and Notes                                               299,295             294,048
                                                                                               ----------          ----------
                              Total Long-Term Investments                                       3,155,593           3,768,313
                                                                                               ----------          ----------
                    SHORT-TERM INVESTMENTS      3.4%
                    VARIABLE RATE DEMAND NOTES
        132,920     US Bank, N.A., 5.10%                                                          132,920             132,920
            189     American Family Insurance Co., 4.81%                                              189                 189
                                                                                               ----------          ----------
                              Total Short-Term Investments                                        133,109             133,109
                                                                                               ----------          ----------
                    TOTAL INVESTMENTS      98.7%                                               $3,288,702           3,901,422
                                                                                               ----------
                                                                                               ----------

                    Other Assets less Liabilities      1.3%                                                            49,552
                                                                                                                   ----------
                    NET ASSETS      100.0%                                                                         $3,950,974
                                                                                                                   ----------
                                                                                                                   ----------


SUMMARY OF INVESTMENTS BY SECTOR

                                     PERCENT OF
SECTOR                          INVESTMENT SECURITIES
------                         ----------------------
Utilities                               28.3%
Health Care                             18.4%
Financials                              12.6%
Consumer Discretionary                   7.8%
Industrials                              7.0%
Telecommunication Services               6.0%
Energy                                   5.5%
Consumer Staples                         3.5%
Short-term (cash)                        3.4%
Materials                                3.2%
Information Technology                   3.0%
Government Bonds                         1.3%
                                       ------
Total Investments                      100.0%

TOP TEN EQUITY HOLDINGS

                                     PERCENT OF
SECURITY                        INVESTMENT SECURITIES
--------                        ---------------------
AT&T, Inc.                               4.3%
General Electric Co.                     4.2%
Pfizer, Inc.                             4.2%
Tribune Co.                              4.2%
Anheuser-Busch Companies, Inc.           3.5%
Sempra Energy                            3.5%
Wyeth                                    3.4%
Schering-Plough Corp.                    3.4%
Abbott Laboratories                      3.4%
DuPont (E.I.) de Nemours & Co.           3.2%
                                        -----
Total                                   37.3%

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006



                                                                                   THE PRIMARY               THE PRIMARY
                                                                                    TREND FUND               INCOME FUND
                                                                                    ---------                ------------
Assets:
     Investments, at Value:
          Common Stocks                                                             $14,393,007               $3,474,265
          Bonds and Notes                                                               382,561                  294,048
          Short-Term Investments                                                      2,090,544                  133,109
                                                                                    -----------               ----------
            Total Investments (Cost $13,609,316 and $3,288,702, respectively)        16,866,112                3,901,422
          Receivable for Investments Sold                                               334,550                   59,910
          Dividends Receivable                                                           18,900                    5,756
          Interest Receivable                                                            10,604                    1,654
          Prepaid Expenses and Other Assets                                               7,320                    5,700
                                                                                    -----------               ----------
            Total Assets                                                             17,237,486                3,974,442
                                                                                    -----------               ----------

Liabilities:
     Professional Fees                                                                   15,900                   15,900
     Accrued Investment Advisory Fees                                                    10,287                    1,645
     Transfer Agent Fees                                                                  5,543                    2,883
     Administration and Accounting Fees                                                   3,497                    2,623
     Other                                                                                  637                      417
                                                                                    -----------               ----------
            Total Liabilities                                                            35,864                   23,468
                                                                                    -----------               ----------
Net Assets                                                                          $17,201,622               $3,950,974
                                                                                    -----------               ----------
                                                                                    -----------               ----------
Shares Outstanding                                                                    1,309,458                  304,099
Net Asset Value Per Share                                                           $     13.14               $    12.99
                                                                                    -----------               ----------
                                                                                    -----------               ----------
Net Assets Consist of:
     Capital Stock (30,000,000 shares authorized each)                              $13,065,035               $3,247,736
     Undistributed Net Investment Income                                                208,684                       --
     Undistributed Net Realized Gain                                                    671,107                   90,518
     Net Unrealized Appreciation on Investments                                       3,256,796                  612,720
                                                                                    -----------               ----------
Net Assets                                                                          $17,201,622               $3,950,974
                                                                                    -----------               ----------
                                                                                    -----------               ----------


                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the year ended June 30, 2006


                                                                                          THE PRIMARY         THE PRIMARY
                                                                                          TREND FUND          INCOME FUND
                                                                                           ---------         ------------
Income:
     Interest                                                                             $  123,626            $ 20,329
     Dividends                                                                               435,008             116,905
                                                                                          ----------            --------
          Total Income                                                                       558,634             137,234
                                                                                          ----------            --------

Expenses:
     Investment Advisory Fees                                                                126,444              29,377
     Administration and Accounting Fees                                                       41,377              31,034
     Shareholder Servicing Costs                                                              33,670              14,445
     Professional Fees                                                                        26,340              23,183
     Printing                                                                                 11,806               6,266
     Registration Fees                                                                         7,633               5,413
     Custodial Fees                                                                            4,389               1,733
     Insurance                                                                                 2,829                 664
     Pricing                                                                                   2,736               3,099
     Postage                                                                                   1,858                 634
     Other                                                                                     2,648               1,968
                                                                                          ----------            --------
     Total Expenses Before Reimbursement                                                     261,730             117,816
     Less Expenses Reimbursed By Adviser                                                          --             (78,117)
                                                                                          ----------            --------
     Net Expenses                                                                            261,730              39,699
                                                                                          ----------            --------
Net Investment Income                                                                        296,904              97,535
                                                                                          ----------            --------
Net Realized Gain on Investments                                                             765,393             115,423
Change in Net Unrealized Appreciation on Investments                                         (27,842)            (87,683)
                                                                                          ----------            --------
Net Realized and Unrealized Gain on Investments                                              737,551              27,740
                                                                                          ----------            --------
Net Increase in Net Assets From Operations                                                $1,034,455            $125,275
                                                                                          ----------            --------
                                                                                          ----------            --------


                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                      THE PRIMARY                         THE PRIMARY
                                                                      TREND FUND                          INCOME FUND
                                                           -------------------------------        ----------------------------
                                                           YEAR ENDED           YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                            JUNE 30,             JUNE 30,          JUNE 30,          JUNE 30,
                                                              2006                 2005              2006              2005
                                                              ----                 ----              ----              ----
Operations:
     Net Investment Income                                 $   296,904        $   112,970        $   97,535        $   76,825
     Net Realized Gain
       on Investments                                          765,393            678,714           115,423           219,724
     Change in Net Unrealized Appreciation
       on Investments                                          (27,842)           (85,413)          (87,683)           38,349
                                                           -----------        -----------        ----------        ----------
     Net Increase in Net
       Assets from Operations                                1,034,455            706,271           125,275           334,898
                                                           -----------        -----------        ----------        ----------
Distributions to Shareholders:
     From Net Investment Income                               (152,106)           (82,275)         (100,035)          (75,580)
     From Net Realized Gains                                  (706,269)          (689,595)          (67,853)               --
                                                           -----------        -----------        ----------        ----------
     Decrease in Net Assets
       from Distributions                                     (858,375)          (771,870)         (167,888)          (75,580)
                                                           -----------        -----------        ----------        ----------
Fund Share Transactions:
     Proceeds from Shares Sold                                 283,123            882,984            95,468           101,121
     Reinvested Distributions                                  805,621            722,615           149,227            66,089
     Cost of Shares Redeemed                                (1,269,283)        (1,047,532)         (286,674)         (209,857)
                                                           -----------        -----------        ----------        ----------
     Net Increase (Decrease) in Net Assets
       from Fund Share Transactions                           (180,539)           558,067          (41,979)          (42,647)
                                                           -----------        -----------        ----------        ----------
Total Increase (Decrease)
  in Net Assets                                                 (4,459)           492,468           (84,592)          216,671
Net Assets:
     Beginning of Year                                      17,206,081         16,713,613         4,035,566         3,818,895
                                                           -----------        -----------        ----------        ----------
     End of Year                                           $17,201,622        $17,206,081        $3,950,974        $4,035,566
                                                           -----------        -----------        ----------        ----------
                                                           -----------        -----------        ----------        ----------
Undistributed Net Investment
  Income (Loss) at End of Year                             $   208,684        $    63,886        $        0        $    2,500
                                                           -----------        -----------        ----------        ----------
                                                           -----------        -----------        ----------        ----------
Transactions in Shares:
     Sales                                                      22,181             68,612             7,451             8,038
     Reinvested Distributions                                   64,077             58,222            11,486             5,192
     Redemptions                                               (99,219)           (81,697)          (22,247)          (16,702)
                                                           -----------        -----------        ----------        ----------
     Net Increase (Decrease)                                   (12,961)            45,137            (3,310)           (3,472)
                                                           -----------        -----------        ----------        ----------
                                                           -----------        -----------        ----------        ----------

                            See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

                                                        2006           2005             2004            2003              2002
                                                        ----           ----             ----            ----              ----
THE PRIMARY TREND FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                     $13.01         $13.09           $11.30           $11.84           $12.39
                                                       ------         ------           ------           ------           ------
Net Investment Income                                    0.22           0.08             0.05             0.04             0.05
Net Realized and Unrealized Gain (Loss) on
  Investments                                            0.56           0.44             1.86            (0.03)           (0.39)
                                                       ------         ------           ------           ------           ------
Total from Investment Operations                         0.78           0.52             1.91             0.01            (0.34)
                                                       ------         ------           ------           ------           ------
Less Distributions:
     From Net Investment Income                         (0.11)         (0.06)           (0.03)           (0.05)           (0.12)
     From Net Realized Gains                            (0.54)         (0.54)           (0.09)           (0.50)           (0.09)
                                                       ------         ------           ------           ------           ------
     Total Distributions                                (0.65)         (0.60)           (0.12)           (0.55)           (0.21)
                                                       ------         ------           ------           ------           ------
Net Increase (Decrease)                                  0.13          (0.08)            1.79            (0.54)           (0.55)
                                                       ------         ------           ------           ------           ------
Net Asset Value, End of Year                           $13.14         $13.01           $13.09           $11.30           $11.84
                                                       ------         ------           ------           ------           ------
                                                       ------         ------           ------           ------           ------
TOTAL INVESTMENT RETURN                                 6.26%          4.27%           17.05%            0.34%          (2.77)%
RATIOS AND SUPPLEMENTAL DATA
     Net Assets, End of Year (in thousands)           $17,202        $17,206          $16,714          $14,892          $15,963
     Ratio of Net Expenses to Average Net Assets        1.53%          1.48%            1.49%            1.60%            1.44%
     Ratio of Net Investment Income to Average
       Net Assets                                       1.74%          0.67%            0.39%            0.41%            0.41%
     Portfolio Turnover                                 28.9%          37.5%            31.7%            27.5%            34.4%


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the years ended June 30:




                                                          2006           2005           2004            2003           2002
                                                          ----           ----           ----            ----           ----
THE PRIMARY INCOME FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                       $13.13         $12.28         $11.25           $11.90         $12.22
                                                         ------         ------         ------           ------         ------
Net Investment Income                                      0.32           0.25           0.22             0.25           0.28
Net Realized and Unrealized Gain (Loss)
  on Investments                                           0.09           0.85           1.03           (0.65)         (0.32)
                                                         ------         ------         ------           ------         ------
Total from Investment Operations                           0.41           1.10           1.25           (0.40)         (0.04)
                                                         ------         ------         ------           ------         ------
Less Distributions:
     From Net Investment Income                           (0.33)         (0.25)         (0.22)           (0.25)         (0.28)
     From Net Realized Gains                              (0.22)            --             --               --             --
                                                         ------         ------         ------           ------         ------
     Total Distributions                                  (0.55)         (0.25)         (0.22)           (0.25)         (0.28)
                                                         ------         ------         ------           ------         ------
Net Increase (Decrease)                                   (0.14)          0.85           1.03            (0.65)         (0.32)
                                                         ------         ------         ------           ------         ------
Net Asset Value, End of Year                             $12.99         $13.13         $12.28           $11.25         $11.90
                                                         ------         ------         ------           ------         ------
                                                         ------         ------         ------           ------         ------
TOTAL INVESTMENT RETURN                                   3.21%          9.01%         11.23%          (3.20)%        (0.37)%
RATIOS AND SUPPLEMENTAL DATA
     Net Assets, End of Year (in thousands)              $3,951         $4,036         $3,819           $3,534         $3,680
     Ratio of Net Expenses to Average Net Assets          1.00%          1.00%          1.00%            1.00%          1.00%
     Ratio of Net Investment Income to Average
       Net Assets                                         2.46%          1.98%          1.91%            2.36%          2.27%
     Ratio of Total Expenses to Average Net Assets        2.97%          2.94%          2.84%            3.06%          2.78%
     Portfolio Turnover                                   21.7%          28.2%          23.8%            30.5%          21.5%

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2006

1.   ORGANIZATION

     The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Funds, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds.

     a. Securities listed on a national securities exchange are valued at the last sale price. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. If no sale is reported, the average of the last bid and asked prices is used. Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors. Securities with maturities of 60 days or less are valued at amortized cost.

     b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2006

     The tax character of distributions paid during the fiscal years ended June 30, 2006 and 2005 were as follows:

                                                      THE PRIMARY TREND FUND                   THE PRIMARY INCOME FUND
                                                      ------------------------                ------------------------
                                                      2006                2005                2006                2005
                                                      ----                ----                ----                ----
     Distributions paid from:
          Ordinary income                           $152,106            $303,340            $100,035             $75,580
          Net long-term capital gains                706,269             468,530              67,853                  --
                                                    --------            --------            --------             -------
     Total taxable distributions                     858,375             771,870             167,888              75,580
                                                    --------            --------            --------             -------
     Total distributions paid                       $858,375            $771,870            $167,888             $75,580
                                                    --------            --------            --------             -------
                                                    --------            --------            --------             -------



          For the year ended June 30, 2006, the Trend Fund and the Income Fund designate $706,269 and $67,853 as long-term capital gain distributions, respectively, for purposes of the dividends paid deduction.

     e. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

   The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their respective average daily net assets. The agreements further stipulate that the Adviser will reimburse the Funds for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the year ended June 30, 2006. For the year ended June 30, 2006, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser. For the year ended June 30, 2006, the Income Fund incurred investment advisory fees and other expenses, net of expense reimbursements, totaling $39,699. The fee waiver resulted in a $0.26 per share increase in net investment income for the Income Fund for the year ended June 30, 2006.

4. PURCHASES AND SALES OF SECURITIES

   Total purchases and sales of securities, other than short-term investments, for the Funds for the year ended June 30, 2006 were as follows:

                                          TREND FUND        INCOME FUND
                                          ----------        -----------
   Purchases                              $4,186,500          $819,921
   Sales                                   4,736,895           902,993

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2006

5. TAX INFORMATION

   At June 30, 2006, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $13,609,316 and $3,288,702 for the Trend and Income Funds, respectively, were as follows:
                                               THE PRIMARY      THE PRIMARY
                                               TREND FUND       INCOME FUND
                                               ----------       -----------
   Unrealized appreciation                     $3,459,762        $711,384
   Unrealized depreciation                       (202,966)        (98,664)
                                               ----------        --------
   Net appreciation on investments             $3,256,796        $612,720
                                               ----------        --------
                                               ----------        --------

   As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:
                                               THE PRIMARY      THE PRIMARY
                                               TREND FUND       INCOME FUND
                                               ----------       -----------
     Undistributed ordinary income             $  208,684        $     --
     Undistributed long-term capital gains        671,107          90,518
                                               ----------        --------
     Accumulated earnings                         879,791          90,518
     Unrealized appreciation                    3,256,796         612,720
                                               ----------        --------
     Total accumulated earnings                $4,136,587        $703,238
                                               ----------        --------
                                               ----------        --------
     For the year ended June 30, 2006, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Trend Fund and the Income Fund, respectively, are designated as qualified dividend income.

     For the year ended June 30, 2006, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Trend Fund and the Income Fund, respectively, qualifies for the dividends received deduction available to corporate shareholders.

     On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
   48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee, Board of Directors and Shareholders
  The Primary Trend Fund, Inc. and
  The Primary Income Fund, Inc.
Milwaukee, Wisconsin

  We have audited the accompanying statements of assets and liabilities of The Primary Trend Fund, Inc., and The Primary Income Fund, Inc. (the Funds), including the portfolios of investments as of June 30, 2006, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for each of the two years in the period ended June 30, 2003, were audited by other accountants whose report dated July 24, 2003, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Primary Trend Fund, Inc., and The Primary Income Fund, Inc., as of June 30, 2006, and the results of its operations for the year then ended, the changes in their net assets for the two years then ended and their financial highlights for the three years then ended in conformity with accounting principles generally accepted in the United States of America.
                                                BKD, LLP

Houston, Texas
July 27, 2006

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to
------------------
portfolio securities during the twelve month period ended June 30, 2006, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS (UNAUDITED)

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.
                                             ------------------


DIRECTORS AND OFFICERS
                                                                                              NUMBER OF
                                          TERM OF                PRINCIPAL                    FUNDS              OTHER
                         POSITION(S)      OFFICE AND             OCCUPATION(S)                IN COMPLEX         DIRECTORSHIPS
NAME, ADDRESS            HELD WITH        LENGTH OF              DURING PAST                  OVERSEEN           HELD
AND AGE                  THE FUND         TIME SERVED            5 YEARS                      BY DIRECTOR        BY DIRECTOR
-------                  --------         -----------            -------                      -----------        -----------
INDEPENDENT DIRECTORS:
---------------------
Clark Hillery            Director         Indefinite, until      Director of Team Services for    2              None
700 N. Water Street                       successor elected      the Milwaukee Bucks
Milwaukee, WI  53202
Age: 56                                   8 years


William J. Rack          Director         Indefinite, until      Commercial Real Estate           2              None
700 N. Water Street                       successor elected      Development and Leasing
Milwaukee, WI  53202
Age: 60                                   4 Years

INTERESTED DIRECTORS:
---------------------
Barry S. Arnold          Director,        Indefinite, until      Portfolio Manager                2              Arnold Investment
700 N. Water Street      Vice President   successor elected                                                      Counsel, Inc.
Milwaukee, WI  53202     and Secretary
Age: 41                                   9 years



Harold L. Holtz and Lilli Gust resigned as an independent director and interested director, respectively, effective August 11, 2005.

Additional information about the Funds' Directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-443-6544.

FUND PERFORMANCE COMPARISON

                        Primary Trend Fund             S&P 500 Composite
                        ------------------             -----------------
        6/30/96               $10,000                       $10,000
        9/30/96               $10,344                       $10,309
       12/31/96               $11,636                       $11,169
        3/31/97               $11,482                       $11,468
        6/30/97               $12,624                       $13,470
        9/30/97               $13,880                       $14,479
       12/31/97               $13,752                       $14,895
        3/31/98               $14,691                       $16,973
        6/30/98               $14,273                       $17,533
        9/30/98               $12,801                       $15,788
       12/31/98               $13,476                       $19,151
        3/31/99               $13,629                       $20,105
        6/30/99               $14,942                       $21,522
        9/30/99               $13,785                       $20,179
       12/31/99               $13,115                       $23,182
      3/31/2000               $13,039                       $23,713
      6/30/2000               $13,278                       $23,082
      9/30/2000               $14,655                       $22,858
     12/31/2000               $15,930                       $21,071
      3/31/2001               $15,602                       $18,572
      6/30/2001               $16,271                       $19,658
      9/30/2001               $14,654                       $16,772
     12/31/2001               $16,207                       $18,565
      3/31/2002               $17,170                       $18,617
      6/30/2002               $15,820                       $16,123
      9/30/2002               $13,931                       $13,337
     12/31/2002               $14,160                       $14,462
      3/31/2003               $13,654                       $14,007
      6/30/2003               $15,874                       $16,162
      9/30/2003               $15,914                       $16,591
     12/31/2003               $17,972                       $18,611
      3/31/2004               $18,355                       $18,926
      6/30/2004               $18,582                       $19,251
      9/30/2004               $18,287                       $18,891
     12/31/2004               $19,450                       $20,635
      3/31/2005               $19,421                       $20,191
      6/30/2005               $19,376                       $20,468
      9/30/2005               $19,517                       $21,205
     12/31/2005               $19,666                       $21,648
      3/31/2006               $20,277                       $22,559
      6/30/2006               $20,592                       $22,235

AVERAGE ANNUAL TOTAL RETURN
FUND PERFORMANCE THROUGH JUNE 30, 2006
--------------------------------------
                           Primary Trend Fund     S&P 500(R)
                           ------------------     ----------
2006 Year to Date                 +4.70%            +2.71%
One Year                          +6.26%            +8.62%
5 Years                           +4.82%            +2.49%
10 Years                          +7.49%            +8.31%
Since Inception (9/15/86)         +8.13%           +11.08%

Value as of
6/30/06

 $22,235
 $20,592

Initial Investment of
$10,000 on 6/30/96

                        Primary Income Fund            S&P 500 Composite
                        -------------------            -----------------
        6/30/96               $10,000                       $10,000
        9/30/96               $10,220                       $10,309
       12/31/96               $11,225                       $11,169
        3/31/97               $11,455                       $11,468
        6/30/97               $12,410                       $13,470
        9/30/97               $13,642                       $14,479
       12/31/97               $14,087                       $14,895
        3/31/98               $14,621                       $16,973
        6/30/98               $14,236                       $17,533
        9/30/98               $13,693                       $15,788
       12/31/98               $14,161                       $19,151
        3/31/99               $13,597                       $20,105
        6/30/99               $14,659                       $21,522
        9/30/99               $13,636                       $20,179
       12/31/99               $12,960                       $23,182
      3/31/2000               $13,041                       $23,713
      6/30/2000               $13,241                       $23,082
      9/30/2000               $14,764                       $22,858
     12/31/2000               $15,592                       $21,071
      3/31/2001               $15,416                       $18,572
      6/30/2001               $16,034                       $19,658
      9/30/2001               $15,272                       $16,772
     12/31/2001               $16,080                       $18,565
      3/31/2002               $17,047                       $18,617
      6/30/2002               $15,974                       $16,123
      9/30/2002               $14,164                       $13,337
     12/31/2002               $14,400                       $14,462
      3/31/2003               $13,782                       $14,007
      6/30/2003               $15,463                       $16,162
      9/30/2003               $15,392                       $16,591
     12/31/2003               $16,887                       $18,611
      3/31/2004               $16,876                       $18,926
      6/30/2004               $17,201                       $19,251
      9/30/2004               $17,262                       $18,891
     12/31/2004               $18,234                       $20,635
      3/31/2005               $18,276                       $20,191
      6/30/2005               $18,750                       $20,468
      9/30/2005               $19,033                       $21,205
     12/31/2005               $18,814                       $21,648
      3/31/2006               $19,348                       $22,559
      6/30/2006               $19,352                       $22,235

AVERAGE ANNUAL TOTAL RETURN
FUND PERFORMANCE THROUGH JUNE 30, 2006
--------------------------------------
                          Primary Income Fund      S&P 500(R)
                          -------------------      ----------
2006 Year to Date                 +2.86%              +2.71%
One Year                          +3.21%              +8.62%
5 Years                           +3.83%              +2.49%
10 Years                          +6.83%              +8.31%
Since Inception (9/1/89)          +8.25%             +10.29%

Value as of
6/30/06

 $22,235
 $19,352

Initial Investment of
$10,000 on 6/30/96

THE PERFORMANCE DATA QUOTED IS PAST PERFORMANCE AND PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-443-6544.

*<F3> The S&P 500(R) Index is an unmanaged but commonly used measure of common stock total return performance. The Fund's total returns include operating expenses such as transaction costs and advisory fees which reduce total returns while the total returns of the Index do not.

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(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President and Treasurer
 Barry S. Arnold, Vice President and Secretary

DIRECTORS
 Barry S. Arnold
 Clark J. Hillery
 William J. Rack

ADMINISTRATOR
 UMB Fund Services, Inc.
 803 West Michigan Street
 Milwaukee, Wisconsin 53233

CUSTODIAN
 U.S. Bank, N.A.
 1555 North RiverCenter Drive
 Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 BKD, LLP
 2800 Post Oak Boulevard, Suite 3200
 Houston, Texas 77056

LEGAL COUNSEL
 Foley &Lardner LLP
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD TM
MUTUAL FUND
COUNCIL

ITEM 2.  CODE OF ETHICS

The Registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer and principal financial officer. A copy of the Code is filed as an exhibit to this Form N-CSR. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

While The Primary Income Funds, Inc. believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

(a) Audit Fees.
     Fiscal year ended June 30, 2006         $14,200
     Fiscal year ended June 30, 2005         $13,150

(b) Audit-Related Fees.
     None.

(c) Tax Fees.
     Fiscal year ended June 30, 2006         $500
     Fiscal year ended June 30, 2005         $500

(d) All Other Fees.
     None.

(e)
     (1) None.

     (2) None.

(f) None.

(g) See item 4(c).

(h) Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)  Code of Ethics.  Filed as an attachment to this filing.

(b) Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Income Funds, Inc.
------------------------------

/s/ Lilli Gust
--------------

Lilli Gust
Principal Executive Officer
September 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
--------------

Lilli Gust
Principal Executive Officer
September 5, 2006

/s/ Lilli Gust
--------------

Lilli Gust
Principal Financial Officer
September 5, 2006